AMENDED AND RESTATED PLEDGE AGREEMENT

                  THIS AMENDED AND RESTATED PLEDGE AGREEMENT (as amended, restated, supplemented, or otherwise modified, this "Pledge Agreement"), dated as of June 29, 1999, is made by GT Interactive Software Corp. (the "Borrower") and certain of its subsidiaries identified on the signature pages attached hereto (together with the Borrower and each additional subsidiary who becomes party hereto pursuant to a Joinder Agreement, the "Pledgors", each individually, a "Pledgor") in favor of First Union National Bank, a national banking association, as administrative agent (the "Administrative Agent"), for the ratable benefit of the Administrative Agent and the financial institutions who are or may from time to time become parties to the Credit Agreement referred to below (the "Lenders").

                              STATEMENT OF PURPOSE

                  Pursuant to the terms of the Credit Agreement, dated as of September 11, 1998 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders and the Administrative Agent, the Lenders agreed to make certain Extensions of Credit to the Borrower as more particularly described therein.

                  In connection with the execution and delivery of the Credit Agreement, the Borrower executed and delivered in favor of the Administrative Agent a Pledge Agreement, dated as of September 11, 1998 (as heretofore amended, restated, supplemented or otherwise modified, the "Existing Pledge Agreement"), pursuant to which the Borrower pledged to the Administrative Agent, for the ratable benefit of the Lenders, the Collateral to secure the Obligations (as such terms are defined in the Existing Pledge Agreement).

                  The Borrower, the Lenders and the Administrative Agent have agreed to execute a Second Amendment, Waiver and Agreement, dated as of June 29, 1999 (the "Second Amendment"), under the Credit Agreement to, among other things, amend certain provisions thereof.

                  The Pledgors are the record and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined) issued by certain corporations as specified on Schedule I attached hereto and incorporated herein by reference (collectively, the "Issuers") and (b) the Partnership/LLC Interests (as hereinafter defined) in the partnerships and limited liability companies listed on Schedule I hereto (collectively, the "Partnerships/LLCs").

                  In connection with the transactions contemplated by the Second Amendment and as a condition precedent thereto, the Administrative Agent and the Lenders have requested that the Existing Pledge Agreement be amended and restated, and that each Pledgor execute and deliver this Pledge Agreement together with, the Pledged Stock, to the extent not previously delivered to the Administrative Agent, and the Partnership/LLC Interests to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, and each of the Pledgors has agreed to do so pursuant to the terms hereof.

                  NOW, THEREFORE, in consideration of the foregoing premises and to induce the Administrative Agent and the Lenders to enter into the Second Amendment, each Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code as in effect in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Collateral" means, with respect to each Pledgor, the Stock Collateral and the Partnership/LLC Collateral.

                  "Obligations" means the Pledgors' obligations under the Loan Documents in respect of the unpaid principal of and interest on the Notes (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Pledgors to the Administrative Agent, the Issuing Lender and the Lenders in respect of the Loans, the Notes, the Letters of Credit, the L/C Obligations, any Hedging Agreements permitted or required under the Credit Agreement, the Concentration Account or any cash management arrangements with any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the L/C Obligations, any Hedging Agreements permitted or required under the Credit Agreement, this Pledge Agreement, the other Loan Documents or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or the Lenders that are required to be paid by any Pledgor pursuant to the terms of the Credit Agreement, this Pledge Agreement or any other Loan Document).

                  "Partnership/LLC Collateral" means, with respect to each Pledgor, all of the Partnership/LLC Interests of such Pledgor in the Partnerships/LLCs and all Proceeds therefrom.

                  "Partnership/LLC Interests" means, with respect to each Pledgor, the entire partnership or membership interest of such Pledgor in each Partnership/LLC listed under such Pledgor's name on Schedule I hereto, including, without limitation, such Pledgor's capital account, such Pledgor's interest as a partner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships/LLCs, such Pledgor's interest in all distributions made or to be made by the Partnerships/LLCs to such Pledgor and all of the other economic rights, titles and interests of such Pledgor as a partner or member of the Partnerships/LLCs, whether set forth in the partnership agreement or membership agreement of the Partnerships/LLCs, by separate agreement or otherwise.

                  "Permitted Liens" means all Liens respecting the Collateral permitted pursuant to Section 10.3 of the Credit Agreement.

                  "Pledged Stock" means, with respect to each Pledgor, the shares of capital stock of each Issuer listed under such Pledgor's name on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to such Pledgor while this Pledge Agreement is in effect.

                  "Proceeds"  means all  "proceeds"  as such term is  defined in
         Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock and the Partnership/LLC Interests, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "Stock Collateral" means, with respect to each Pledgor, the Pledged Stock owned by such Pledgor and all Proceeds therefrom.

                  2. Pledge and Grant of Security Interest.

                  (a) Each Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, all of the Pledged Stock of such Pledgor, to the extent not previously delivered to the Administrative Agent.

                  (b) The Borrower hereby confirms and reaffirms its grant of a security interest in the Collateral (as defined in the Existing Pledge Agreement) pursuant to the Existing Pledge Agreement. In order to secure the payment when due whether at the stated maturity, by acceleration or otherwise of the Obligations, each Pledgor (including the Borrower) hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, a security interest in the Pledged Stock listed under such Pledgor's name on
         Schedule I and all of such Pledgor's other Collateral.

                  3. Stock Powers; Register of Pledge. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock (with respect to each Domestic Subsidiary, and, where applicable, with respect to each Foreign Subsidiary), each Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by such Pledgor with, if the Administrative Agent so requests, signature guaranteed.

                  4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable to perform all of its duties and obligations as a partner or member of the Partnerships/LLCs to the same extent as if this Pledge Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations as a partner or member of the Partnerships/LLCs and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner or member of the Partnerships/LLCs by reason of this Pledge Agreement.

                  5. Representations and Warranties. To induce the Administrative Agent and the Lenders to make Extensions of Credit and to enter into the Second Amendment, each Pledgor hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) such Pledgor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to execute and deliver, to perform its obligations under, and to grant the Lien on its Collateral pursuant to, this Pledge Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on its Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                  (c) the execution, delivery and performance by such Pledgor of this Pledge Agreement will not violate any provision of any (i) Applicable Law relating to such Pledgor or (ii) material contractual obligation of the Pledgor, the violation of which could reasonably be expected to have a Material Adverse Effect, and will not result in the creation or imposition of any Lien on any of the properties or the revenues of such Pledgor pursuant to any Applicable Law or such contractual obligation, except as contemplated hereby and by the Credit Agreement;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Pledgor or any Issuer or any general or limited partner or member of any Partnership/LLC), is required in connection with the execution, delivery or performance by, or validity or enforceability against, such Pledgor of this Pledge Agreement, except (i) as may be required in connection with the disposition of the Pledged Stock and the Partnership/LLC Interests by laws affecting the offering and sale of securities generally and (ii) filings under the Uniform Commercial Code.

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Pledgor, threatened by or against such Pledgor or against any of its properties or revenues, in each case with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                  (f) the shares of Pledged Stock listed under such Pledgor's name on Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of each Issuer that is a Domestic Subsidiary and constitute sixty-five percent (65%) of all of the issued and outstanding shares of all classes of capital stock of each Issuer that is a Foreign Subsidiary, in each case owned by such Pledgor, and
         Schedule I accurately reflects such Pledgor's Partnership/LLC Interest in each of the Partnerships/LLCs listed under such Pledgor's name on
         Schedule I and the Partnership/LLC Interests pledged by such Pledgor constitute all of the outstanding ownership interests in which such Pledgor has any right, title or interest in each Partnership/LLC which is a Domestic Subsidiary and constitutes sixty-five percent (65%) of the outstanding ownership interests in which such Pledgor has any right, title and interest in each Partnership/LLC which is a Foreign Subsidiary;

                  (g) the shares of Pledged Stock listed under such Pledgor's name on Schedule I have been duly and validly issued and are fully paid and nonassessable and all of the Partnership/LLC Interests listed under such Pledgor's name on Schedule I have been duly and validly issued;

                  (h) such Pledgor is the record and beneficial owner of, and has good and marketable title to the Pledged Stock and Partnership/LLC Interests listed under such Pledgor's name on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Liens created by this Pledge Agreement or Permitted Liens.

                  (i) the jurisdiction in which such Pledgor is located for purposes of Section 9-103 and Section 9-401 of the Code is listed opposite such Pledgor's name on Schedule II hereto;

                  (j) upon delivery to the Administrative Agent of the stock certificates evidencing such Pledgor's Pledged Stock and the filing of appropriate financing statements (or, with respect to any Foreign Subsidiary, any filing required by the applicable foreign jurisdiction) in the jurisdictions listed opposite such Pledgor's name on Schedule II, the Liens granted by such Pledgor pursuant to this Pledge Agreement will constitute valid, perfected first priority Liens on the Collateral, enforceable as such against all creditors of such Pledgor and any Persons purporting to purchase any of such Collateral from such Pledgor; and

                  (k) such Pledgor has delivered to the Administrative Agent true and complete copies of the partnership agreements and operating agreements, as applicable, for each of the Partnerships/LLCs listed under such Pledgor's name on Schedule I, which partnership agreements and operating agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing.

                  6. Certain Covenants. Each Pledgor hereby covenants and agrees with the Administrative Agent and the Lenders, that, from and after the date of this Pledge Agreement until the Obligations are paid in full and the Aggregate Commitment is terminated:

                  (a) Such Pledgor agrees that as a partner or member in the Partnerships/LLCs listed under such Pledgor's name on Schedule I it will abide by, perform and discharge each and every material obligation, covenant and agreement to be abided by, performed or discharged by such Pledgor as and when required under the terms of the partnership agreements and operating agreements, as applicable, of such Partnerships/LLCs, at no cost or expense to the Administrative Agent and the Lenders;

                  (b) If such Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that at no time shall the Pledged Stock or Partnership/LLC Interests of any Issuer or Partnership/LLC that is a Foreign Subsidiary exceed sixty-five percent (65%) of the issued and outstanding shares of all classes of capital stock of such Subsidiary or Partnership/LLC Interests of such Subsidiary owned by such Pledgor. In addition, any sums paid to such Pledgor upon or in respect of such Collateral upon the liquidation or dissolution of any Issuer or Partnership/LLC shall be held by the Administrative Agent as additional collateral security for the Obligations.

                  (c) Without the prior written consent of the Administrative Agent, such Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer or Partnership/LLC listed under such Pledgor's name on Schedule I to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of such Issuer or Partnership/LLC, (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the material terms of any partnership agreement or operating agreement of any such Partnerships/LLCs, (iii) accept a surrender of any partnership agreement or operating agreement of any such Partnerships/LLCs or waive any material breach of or default under any partnership agreement or operating agreement of any such Partnerships/LLCs by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to the Collateral, except as permitted by the Loan Documents, or (v) create, incur or permit to exist any Lien on or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Liens provided for by this Pledge Agreement or Permitted Liens. Such Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (d) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

                  (e) Such Pledgor agrees to pay when due, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying (except due to any delay caused by the gross negligence or willful misconduct of the Administrative Agent or any Lender), any and all applicable stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  (f) On or prior to the formation or acquisition of any Subsidiary by such Pledgor, such Pledgor agrees to execute the Joinder Agreement, attached to the Credit Agreement (which among other things, supplements this Pledge Agreement), and such other documents and instruments as required pursuant to Section 8.12 of the Credit Agreement.

                  7. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgors of the Administrative Agent's intent to exercise its rights pursuant to Paragraph 8 below, the Pledgor shall be permitted to receive all cash dividends and shareholder, partnership and membership distributions paid in accordance with the terms of the Credit Agreement in respect of the Collateral and to exercise all voting and corporate, partnership or membership rights, as applicable, with respect to the Collateral; provided, that no vote shall be cast or corporate, partnership or membership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, any other Loan Document or this Pledge Agreement. The Administrative Agent shall execute and deliver all proxies and other instruments as any Pledgor may reasonably request from time to time for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise and to receive the dividends and distributions that it is authorized to receive and retain pursuant to this Paragraph 7, in each case at the sole cost and expense of such Pledgor.

                  8. Rights of the Administrative Agent.

                  (a) If an Event of Default shall occur and be  continuing  and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgors, (i) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock or partnership and membership distributions in respect of the Partnership/LLC Interests and make application thereof to the Obligations in accordance with Section 4.5 of the Credit Agreement and
         (ii) all shares of the Pledged Stock and the Partnership/LLC Interests represented by instruments shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate, partnership, membership and other rights pertaining to such Collateral at any meeting of shareholders, partners or members of the applicable entity or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the applicable entity, or upon the exercise by the relevant Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against any Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the

         Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  9.  Remedies.

                  (a) If an Event of Default shall occur and be continuing, upon the request of the Required Lenders, the Administrative Agent shall exercise, on behalf of itself and the Lenders, all rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Applicable Law referred to below) to or upon any Pledgor, any Issuer, any Partnership/LLC or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by Applicable Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Obligations then outstanding, in accordance with Section 4.5 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of Applicable Law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the relevant Pledgor. To the extent permitted by Applicable Law, the Pledgors waive all claims, damages and demands they may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. Written notice of a proposed sale or other disposition of Collateral shall be given to the appropriate Pledgors at least ten (10) Business Days before such sale or other disposition and shall be deemed reasonable and proper if so given. To the extent permitted by applicable law, the Pledgors further waive and agree not to assert any rights or privileges which they may acquire under Section 9-112 of the Code. Nothing in this Paragraph 9 or otherwise in this Pledge Agreement shall be construed to require the Administrative Agent to give any notice of an action not otherwise required by Applicable Law and the express provisions of this Pledge Agreement, the Credit Agreement or any other Loan Document.

                  (b) Effective upon the occurrence and during the continuance of an Event of Default, each Pledgor hereby constitutes and appoints the Administrative Agent as its true and lawful attorney-in-fact, with full power of substitution and full power to do any and all things which the Administrative Agent deems advisable or necessary to be done hereunder as fully and effectively as such Pledgor might or could do but for this appointment and hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither the Administrative Agent nor any of its agents shall be liable for any acts or omissions or for any error in judgment or mistake of fact or law in its capacity as such attorney-in-fact, except due to its gross negligence or willful misconduct. This power of attorney is coupled with an interest and shall be irrevocable so long as any Extensions of Credit shall remain outstanding or the Aggregate Commitment shall remain in effect.

                  10. Indemnity and Expenses. Each Pledgor hereby, jointly and severally, agrees to pay to the Administrative Agent, upon demand, the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent and the Lenders hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                  11.  Registration Rights: Private Sales.

                  (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Paragraph 8, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), each relevant Pledgor will use its best efforts to cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, or until all such Pledged Stock is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to use its best efforts to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

                  (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Paragraph 11 valid and binding and in compliance with any and all other Applicable Laws. Each Pledgor further agrees that a breach of any of the covenants contained in this Paragraph 11 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Paragraph 11 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

                  12.  Amendments,  etc. With Respect to the  Obligations.  Each
Pledgor  shall  remain  obligated  hereunder,  and the  Collateral  shall remain subject to the Liens granted hereby, notwithstanding that, without any reservation of rights against such Pledgor, and without notice to or further assent by such Pledgor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of such Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the

Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between any Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. To the extent permitted by Applicable Law, each Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Pledgor with respect to the Obligations.

                  13. No Subrogation. Notwithstanding any payment or payments made by any Pledgor hereunder, or any setoff or application of funds of any Pledgor by the Administrative Agent, or the receipt of any amounts by the Administrative Agent with respect to any of the Collateral, no Pledgor shall be entitled to be subrogated to any of the rights of the Administrative Agent against any guarantor or against any other collateral security held by the Administrative Agent for the payment of the Obligations, nor shall any Pledgor seek any reimbursement from any guarantor in respect of payments made by any Pledgor in connection with the Collateral, or amounts realized by the Administrative Agent in connection with the Collateral, until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full and the Credit Agreement is terminated. If any amount shall be paid to a Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Pledgor in trust for the Administrative Agent, segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Administrative Agent in the exact form received by such Pledgor (duly endorsed by such Pledgor, if required) to be applied against the Obligations, whether matured or unmatured, in accordance with Section 4.5 of the Credit Agreement.

                  14. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise.

                  15. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

                  16. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  17. Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  18. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Paragraph 19) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  19. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgors and the Administrative Agent; provided that any consent by the Administrative Agent to any waiver, amendment, supplement or modification hereto shall be subject to approval thereof by the Lenders or Required Lenders, as applicable, in accordance with Section 13.11 of the Credit Agreement. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Administrative Agent, the Lenders and their respective permitted successors and assigns.

                  20. Notices. All notices and communications hereunder to a Pledgor shall be made in accordance with Section 13.1 of the Credit Agreement and given to the addresses or transmission numbers for notices set forth under its signature below.

                  21.   Control   Agreement;   Acknowledgment   by  Issuers  and
Partnership/LLC.

                   (a) Each Pledgor hereby authorizes and instructs each applicable Issuer and Partnership/LLC to comply, and each Issuer and Partnership/LLC hereby agrees to so comply, with any instruction received thereby from the Administrative Agent in accordance with the terms of this Pledge Agreement with respect to the Collateral, without any consent or further instructions from such Pledgor (or other registered owner), and such Pledgor agrees that such Issuer and Partnership/LLC shall be fully protected in so complying. Each Partnership/LLC agrees that its agreement set forth in the preceding sentence shall be sufficient to create in favor of the Administrative Agent, for the benefit of the Lenders, "control" of the Partnership/LLC Interests within the meaning of such term under Section 8-106(c) of the Code. Notwithstanding the foregoing, nothing in this Pledge Agreement is intended or shall be construed to mean or imply that the Partnership/LLC Interests constitute "securities" within the meaning of such term under Section 8-102(a)(15) of the Code or otherwise to limit or modify the application of Section 8-103(c) of the Code. Rather, the Administrative Agent has requested that this provision be included in this Pledge Agreement solely out of an abundance of caution in the event the Partnership/LLC Interests are, nevertheless, deemed to constitute "securities" under the Code.

                  (b) Each Issuer and Partnership/LLC acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer and Partnership/LLC agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Paragraph 6(c). Each Issuer and Partnership/LLC further agrees that the terms of Paragraph 11 shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of Paragraph 9.

                  22. Authority of Administrative Agent. Each Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Pledge Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for itself and the Lenders with full and valid authority so to act or refrain from acting, and neither such Pledgor nor any Issuer or Partnership/LLC shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  23. Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  24. Consent to Jurisdiction. Each Pledgor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address set forth under its signature below;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  25. Waiver of Jury Trial. EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  26. Entire Agreement. This Pledge Agreement, together with the other Loan Documents, constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

                  27.  Release and Termination.

                  (a) Upon any sale, lease, transfer or other disposition of any item of Collateral permitted in accordance with the terms of the Loan Documents, the Administrative Agent will, at the relevant Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

                  (b) This Pledge Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Aggregate Commitment is terminated and upon such date the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, (i) the Administrative Agent shall promptly assign, release, transfer and deliver to the appropriate Pledgors the

         Collateral pledged hereunder, all instruments of assignment executed in connection therewith, and all stock certificates or other certificates or instruments held by the Administrative Agent in connection therewith, together with all monies held by the Administrative Agent or any of its agents hereunder, free and clear of the Liens hereof and
         (ii) the Administrative Agent and the Lenders will promptly execute and deliver to the appropriate Pledgors such documents and instruments (including but not limited to appropriate UCC termination statements) as such Pledgors shall reasonably request to evidence such termination in each such case at the cost and expense of such Pledgors.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, each Pledgor has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                  GT INTERACTIVE SOFTWARE CORP.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590


                                  HUMONGOUS ENTERTAINMENT, INC.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590

                                  WIZARDWORKS GROUP, INC.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590


                                  SINGLETRAC ENTERTAINMENT
                                  TECHNOLOGIES, INC.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590

                                  SWAN ACQUISITION CORP.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590


                                  CANDEL INC.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590

                                  ONE ZERO MEDIA, INC.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590


                                  FORMGEN, INC.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590

                                  GOLD MEDALLION SOFTWARE INC.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590


                                  MEDIATECHNICS LTD.


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590

                                  LEGEND ENTERTAINMENT COMPANY LLC


                                  By: /s/ WALTER PARKS
                                      ------------------------------
                                      Name: Walter Parks
                                      Title: Vice President

                                  Address for notices:

                                      417 Fifth Avenue, 8th Floor
                                      New York, New York 10016
                                      Attention: Mr. Walter Parks
                                      Attention: Vice President, Legal Affairs
                                      Telephone: (212) 726-6572
                                      Telecopy:  (212) 726-6590

                                  FIRST UNION NATIONAL BANK,
                                  as Administrative Agent


                                  By: /s/ JULIA BOUHUYS
                                      ------------------------------
                                      Name: Julia Bouhuys
                                      Title: Senior Vice President